EXHIBIT 31.01 RULE 13(a)-14(a)/15(d)-14(a)

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

I, Harvey Beker, Co-Chief Executive Officer of Millburn Ridgefield Corporation, the General Partner of Nestor Partners (the “Partnership”), certify that:

1. I have reviewed this quarterly report on Form 10-Q of Nestor Partners;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and changes in partners’ capital of the Partnership as of, and for, the periods presented in this quarterly report;

4. The Partnership’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Partnership and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

(b) evaluated the effectiveness of the Partnership’s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) disclosed in this report any change in the Partnership’s internal control over financial reporting that occurred during the Partnership’s most recent fiscal quarter (the Partnership’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

5. The Partnership’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Partnership’s auditors and the audit committee of the Partnership’s board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Partnership’s ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership’s internal control over financial reporting.

By: /s/ Harvey Beker
Harvey Beker Co-Chief Executive Officer August 13, 2007